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                      CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
 Safety Components International, Inc.


We hereby consent to the incorporation by reference in Registration
Statement on Form S-8 (file 333-04709) of our report dated October 7, 1996, appearing in the financial statements of Phoenix AG's Airbag Division for the year ended December 31, 1995.



BDO Deutsche Warentreuhand
Aktiengesellschaft
Wirtschaftsprufungsgesellschaft